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                                                                   Exhibit 10.1

                              EMPLOYMENT AGREEMENT


EMPLOYMENT AGREEMENT dated as of the 1st day of July 2002, by and between The Ryland Group, Inc., a Maryland corporation (the "Company"), and R. Chad Dreier (the "Executive").

In consideration of the mutual covenants and agreements of the parties set forth in this Agreement, and other good and valuable consideration the receipt and sufficiency of which are acknowledged, the parties agree as follows:

1. TERM OF EMPLOYMENT. The Company agrees to employ the Executive until December 30, 2007. This Agreement shall automatically renew for a one
         (1) year renewal period on December 30, 2007, or for a one (1) year renewal period at the end of each renewal period until terminated in accordance with the terms of this Agreement. Either party may terminate this Agreement on December 30, 2007, or at the end of each one (1) year renewal period by giving the other party written notice of termination delivered at least one hundred eighty (180) days prior to December 30, 2007, or any renewal period.

         If at any time during the initial term or any renewal period, a Change of Control of the Company occurs (as defined in Section 6.2 below), the term of this Agreement shall be the longer of (a) three
         (3) years beyond the effective date of the Change of Control or (b) the term as provided in this Section 1.

2. POSITION AND RESPONSIBILITIES. The Executive shall serve as the Chairman of the Board of Directors, President and Chief Executive Officer of the Company. In his capacity as Chairman of the Board, President and Chief Executive Officer, the Executive shall be the Company's highest ranking executive officer and shall have full authority and responsibility for formulating and administering the plans and policies of the Company subject to the control of the Board of Directors.

3. PERFORMANCE OF DUTIES. The Executive shall devote his full time attention and energies to the Company's business and will not engage in consulting work or any business for his own account or for any person, firm or corporation. The Executive may serve as a director of other companies so long as this service does not interfere with the performance of his duties with the Company.

4. COMPENSATION. For all services to be rendered by the Executive during the term of this Agreement, the Company shall pay and provide to the Executive:

         4.1 BASE SALARY. The Company shall pay the Executive a Base Salary in the fixed amount of one million dollars ($1,000,000) per year for the term of this Employment Agreement. This Base Salary is paid in installments consistent with the normal payroll practices of the Company.

         4.2 ANNUAL BONUS. The Executive is eligible to receive an annual cash bonus (the "Bonus") in respect of each fiscal year during the term of this Agreement equal to two percent (2%) of the Company's earnings before taxes and extraordinary items as reflected in the audited consolidated financial statements of the Company. The Bonus shall be payable to the Executive in cash within sixty (60) days after the end of each fiscal year during the term of this Agreement.

         4.3 INCENTIVE PLANS. The Executive shall participate in the TRG Incentive Plan and shall have an individual target performance award equal to 150% of the Executive's Base

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                  Salary. The Executive shall participate in any additional
                  incentive award programs available to executive officers of the Company. This participation is on a basis which is commensurate with the Executive's position with the Company.

         4.4 OTHER BENEFITS. The Executive is entitled to receive other employee benefits, such as disability, group life, sickness, accident and health insurance programs, split-dollar life insurance programs and other perquisites that are available to executive officers of the Company. This participation is on a basis which is commensurate with the Executive's position with the Company.

         4.5      STOCK UNITS

                  (a)      Grant of Stock Units

                           Pursuant to the terms and conditions of The Ryland Group, Inc. 2002 Equity Incentive Plan (the Plan), the Company grants to the Executive an award of 235,000 Stock Units.

                           Subject to Subsection (b) below, the Stock Units become vested and payable in accordance with the following vesting schedule:




                                 VESTING DATE

                           2003
                           ----

                           47,000 Stock Units                   May 1, 2003
                           plus an amount equal to              unless the Company's return on equity (ROE)
                           2003 federal and state income and    for the period of July 1, 2002 through
                           medicare taxes assuming the          December 31, 2002 is less than 60% of the
                           highest marginal tax rate.           ten-year median return on equity of the
                                                                industrial companies within the Fortune 500
                                                                for the ten-year period ending with the 2001
                                                                calendar year in which event this installment
                                                                of the Stock Unit grant is forfeited.

                           2004
                           ----

                           47,000 Stock Units                   February 15, 2004
                           plus an amount equal to              unless the Company's return on equity (ROE) for
                           2004 federal and state income and    the year ended December 31, 2003 is less than
                           medicare taxes assuming the          60% of the ten-year median return on equity of
                           highest marginal tax rate.           the industrial companies within the Fortune 500
                                                                for the ten-year period ending with the 2002
                                                                calendar year in  which event this installment
                                                                of the Stock  Unit grant is forfeited.

                                      2

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
                           2005
                           ----

                           47,000 Stock Units                   February 15, 2005
                           plus an amount equal to              unless the Company's return on equity (ROE) for
                           2005 federal and state income and    the year ended December 31, 2004 is less than
                           medicare taxes assuming  the         60% of the ten-year median return on equity of
                           highest marginal tax rate.           the industrial companies within the Fortune 500
                                                                for the ten-year period ending with the 2003
                                                                calendar year in which event this installment
                                                                of the Stock Unit grant is forfeited.


                           2006
                           ----

                           47,000 Stock Units                   February 15, 2006
                           plus an amount equal to              unless the Company's return on equity (ROE) for
                           2006 federal and state income and    the year ended December 31, 2005 is less than
                           medicare taxes assuming the          60% of the ten-year median return on equity of
                           highest marginal tax rate.           the industrial companies within the Fortune 500
                                                                for the ten-year period ending with the 2004
                                                                calendar year in which event this installment
                                                                of the Stock Unit grant is forfeited.


                           2007
                           ----

                           47,000 Stock Units                   February 15, 2007
                           plus an amount equal to              unless the Company's return on equity (ROE) for
                           2007 federal and state income and    the year ended December 31, 2006 is less than
                           medicare taxes assuming the          60% of the ten-year median return on equity of
                           highest marginal tax rate.           the industrial companies within the Fortune 500
                                                                for the ten-year period ending with the 2005
                                                                calendar year in which event this installment
                                                                of the Stock Unit grant is forfeited.






                           The Company's ROE for the fiscal years used in the determination of the "Vesting Dates" above is the Company's consolidated net earnings after taxes and extraordinary items and before the payment of dividends on the Company's common stock divided by the Company's beginning common stockholder's equity during such fiscal year period, all of which is determined under generally accepted accounting principles on a basis consistent with the Company's audited consolidated financial statements.

                  (b)      Vesting of Stock Units.

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                           If the Executive terminates employment with the
                           Company voluntarily or because of death, Disability, retirement or for Cause (as defined in Section 5) prior to any vesting date, all unvested Stock Units are immediately forfeited and cancelled. Notwithstanding the foregoing, all unvested Stock Units shall vest and be paid by the Company to the Executive upon the occurrence of a Change of Control (as defined in Section 6.2 below) or a termination by the Company without Cause (as stated in Section 5.4).

                  (c)      Payment of Stock Units.

                           Upon each vesting date on which the Executive is employed by the Company, the number of Stock Units which become vested on such date shall be paid to the Executive in an equal number of shares of Common Stock of the Company and, upon payment, such Stock Units are automatically fully paid and cancelled.

                  (d)      Dividend Equivalents.

                           As of each dividend payment date with respect to Common Stock, the Executive shall receive a cash dividend equivalent payment equal to the product of
                           (i) the per-share cash dividend amount payable with respect to each share of Common Stock on that date and (ii) the total number of Stock Units which have not been vested, paid or cancelled as of the record date corresponding to such dividend payment date.

                  (e)      Delivery of Stock Certificates.

                           The stock certificate for shares of Common Stock issued to the Executive in payment of any vested Stock Unit shall be delivered to the Executive on the applicable vesting date.

                  (f)      Rights of Executive With Respect to Stock Units.

                           The Executive shall have no rights as a stockholder with respect to any Stock Unit or any share of Common Stock to be issued with respect to any Stock Unit until the date of vesting and payment. The Executive's rights with respect to Stock Units shall be the rights of a general unsecured creditor of the Company until the Stock Units vest and shares of Common Stock are actually issued to the Executive.

                  (g)      Adjustments.

                           The number of Stock Units shall be appropriately adjusted, as determined by the Board of Directors or Compensation Committee of the Board of Directors pursuant to the Plan, in the event of any stock split, combination or similar transaction.

                   (h)     Stock Units Subject to Terms and Conditions of the
                           Plan.

                           The Stock Units and all shares of Common Stock issued with respect to Stock Units shall be subject to the terms and conditions of the Plan, which is incorporated herein by this reference.


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         4.6      SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN. The Executive shall receive the benefit payable under the Supplemental Executive Retirement Plan (SERP) in the amount and form and pursuant to the terms and conditions set forth in Exhibit A attached to this Agreement. The Company shall establish a grantor "rabbi" trust (the "Trust"), having a commercial trustee, and to which the Company shall deposit an amount of cash or, in its discretion, other assets, including if desirable securities issued by the Company, equal to $3.4 million per annum for the five (5) year period commencing July 1, 2002. Immediately before the closing of any transaction constituting a Change of Control (as defined in Section 6.2), the Company shall deposit into the Trust such amount of cash and other assets, if any, sufficient in amount to cause the total value of the assets held in such Trust at that time to equal the present value of the SERP Benefit (as defined in the SERP) calculated using an 8% discount rate.

         4.7 EXECUTIVE RETIREMENT HEALTH INSURANCE PROGRAM. The Executive shall be provided with an Executive Retirement Health Insurance Program for the Executive and the Executive's spouse at the time that the Executive is eligible to receive his Vested SERP Benefit as provided within the SERP. This Program shall be provided to the Executive and the Executive's Spouse for a period of fifteen (15) years. This Executive Retirement Health Insurance Program is at the expense of the Company and shall be equivalent to and provide the same coverage and benefits as the Company's executive health insurance program in which the Executive participated prior to the time of eligibility to receive his Vested SERP Benefit or prior to Retirement as defined with the SERP.

         5.       EMPLOYMENT TERMINATION.

         5.1 TERMINATION DUE TO RETIREMENT OR DEATH. In the event the Executive's employment is terminated by reason of Retirement (as defined below) or death, the Executive's benefits shall be determined in accordance with the Company's Retirement, SERP survivor's benefits, insurance or other applicable program then in effect. Upon the effective date of termination of employment by reason of Retirement or death, the Company's obligation to pay and provide the compensation described in Section 4 shall expire, except to the extent the benefits described in Section 4 continue after Retirement or death. In addition, the Company shall pay to the Executive or the Executive's beneficiaries or estate a pro rata share of the Bonus for the year in which the termination occurs based on the results of the Company for that fiscal year. This pro rata Bonus shall be determined by multiplying the Bonus for the applicable fiscal year by a fraction, the numerator of which is the number of days in such fiscal year prior to the date of termination and the denominator of which is the total number of days in such fiscal year. The pro rata Bonus shall be paid within sixty
                  (60) days of the end of the applicable fiscal year. "Retirement" is defined as a termination of employment on or after the first day of the month after attaining age 60.

         5.2 TERMINATION DUE TO DISABILITY. In the event the Executive becomes Disabled (as defined below) and is unable to perform his duties for more than one hundred twenty (120) days during any period of twelve (12) months or, in the reasonable determination of the Board of Directors, the Executive's Disability (as defined below) will exist for more than one hundred twenty (120) days, the Company has the right to terminate the Executive's employment and the Company's obligation to pay and provide the compensation described in Section 4 shall expire, except to the extent the benefits described in Section 4 continue after Disability. In addition, the Company shall pay to the Executive a pro rata share of the Bonus for the year in which the termination occurs based on the results of the Company for that fiscal year determined as provided in

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                  Section 5.1. The pro rata Bonus shall be paid within sixty
                  (60) days of the end of the applicable fiscal year.

                  The term "Disabled" or "Disability" means the incapacity of the Executive, due to injury, illness, disease or bodily or mental infirmity, to engage in the performance of his duties with the Company. A Disability is determined by the Board of Directors upon receipt of and in reliance on competent medical advice from one or more individuals selected by the Board who are qualified to give professional medical advice.

         5.3 VOLUNTARY TERMINATION BY THE EXECUTIVE. The Executive may terminate this Agreement at any time by giving the Board of Directors written notice of intent to terminate delivered at least ninety (90) days prior to the effective date of such termination. Upon the expiration of this ninety (90) day period, the termination by the Executive shall become effective. The Company shall pay the Executive his Base Salary through the effective date of termination plus all benefits to which the Executive has a vested right at that time. The Executive shall not receive a Bonus for the fiscal year in which voluntary termination occurs. Upon the date of termination, the Company and the Executive shall have no further rights or obligations under this Agreement, except as set forth in Sections 7 and 8, and shall have no further rights or obligations with respect to unvested awards under this Agreement, any incentive plan or other compensation arrangement or plan.

         5.4 TERMINATION BY THE COMPANY WITHOUT CAUSE. Other than during a Change of Control Period (as defined in Section 6.2), the Board of Directors may terminate the Executive's employment for reasons other than death, Disability, Retirement or for Cause (as defined in Section 5.5) by notifying the Executive in writing at least sixty (60) days prior to the effective date of termination. Upon the expiration of this sixty (60) day period, the termination by the Company is effective. Within thirty (30) days after the date of termination, the Company shall pay to the Executive a lump sum cash payment equal to the greater of (a) the aggregate amount of Base Salary as then in effect, payable for the remaining term of this Agreement, or (b) the aggregate amount of twenty-four
                  (24) months of the Base Salary as in effect prior to the date of notice of termination, and shall provide to the Executive a continuation of his health and welfare benefits for the greater of (a) the remaining term of this Agreement or (b) twenty-four (24) months. If the Company is unable to provide health and welfare benefits as required by this
                  Section 5.4, the Company shall provide equivalent benefits to the Executive or pay to the Executive a lump sum cash payment equal to the value of the benefits which the Company is unable to provide. The Company shall also pay the Executive a Bonus for the year in which termination occurs equal to the Bonus paid or payable in respect of the fiscal year prior to the year in which termination occurs multiplied by the number of fiscal years that end within the remaining term of this Agreement (including the fiscal year in which the termination occurs if the termination becomes effective on the last day of the year). This Bonus payment shall be paid within thirty (30) days after the date of termination. The Company shall also pay the Executive all benefits to which the Executive has a vested right at the time of termination as well as the SERP. The Executive shall be fully vested in the grant of Stock Units pursuant to
                  Section 4.5 of this Agreement, and shall be fully vested in any prior year awards that remain unvested or any awards made for the fiscal year in which termination occurs under the TRG Incentive Plan or any successor plan. All vested awards under any equity incentive or other incentive programs shall be paid notwithstanding any provision of the governing plan or program calling for forfeiture of benefits upon termination. If for any reason the Company is unable to comply with the preceding sentence, the Company shall pay the Executive a lump-sum cash payment equal to the value of the benefits or awards it is unable to vest, pay or give credit for. Upon the date of termination, the Company and the Executive shall have no further obligations under this Agreement except as set forth in Sections 7 and 8.

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         5.5      TERMINATION FOR CAUSE. The Board of Directors may terminate the Executive's employment at any time for "Cause." "Cause" is determined by the Board of Directors and is defined as the Executive's (i) willful and continued failure to perform the material duties of his position after receiving notice of such failure and being given reasonable opportunity to cure such failure; (ii) willful misconduct which is demonstrably and materially injurious to the Company; or
                  (iii) conviction of a felony. No act or failure to act on the part of the Executive shall be considered "willful" unless it is done or omitted to be done in bad faith or without reasonable belief that the action or omission was in the best interest of the Company. In the event this Agreement is terminated by the Board of Directors for Cause, the Company shall pay the Executive his Base Salary through the date of termination and the Executive shall forfeit all rights and benefits he is entitled to receive under this Agreement including any right to a Bonus for the fiscal year in which the termination occurs, but excluding any benefits (inclusive of any vested benefit under the SERP) that he has a vested right at that time to receive. The Company and the Executive thereafter shall have no further obligations under this Agreement except as set forth in Sections 7 and 8.

         5.6 TERMINATION FOR GOOD REASON. The Executive may terminate this Agreement for Good Reason (as defined below) by giving the Board of Directors thirty (30) days written notice of intent to terminate, which notice sets forth the facts and circumstances for the termination. Upon the expiration of this thirty (30) day period, the termination by the Executive is effective and the Company shall pay the Executive the compensation and benefits provided for and payable in accordance with and as set forth in Section 5.4 unless the provisions of Section 6 apply.

                  "Good Reason" means, without the Executive's written consent, the occurrence of any of the following:

                  (a) The assignment of the Executive to duties materially inconsistent with, or a reduction or alteration in the nature or status of, the Executive's authorities, duties, responsibilities or status as an executive officer of the Company from those in effect during the preceding year;

                  (b) The Company requires the Executive to be based at a location which is more than fifty (50) miles from the Executive's then current primary residence;

                  (c) A reduction by the Company in the Executive's Base Salary or formula under which the Bonus is determined; or

                  (d) The failure of the Company to obtain an agreement from any successor to the Company to perform this Agreement.

6.       CHANGE IN CONTROL.

         6.1 TERMINATION AFTER CHANGE OF CONTROL. In lieu of the compensation and benefits provided in Sections 4 or 5, which will be superseded and replaced by the provisions of this
                  Section 6, the following payments and benefits will be provided to the Executive by the Company (in addition to any compensation or benefits to which the Executive may otherwise be entitled under any other agreement, plan or arrangement with the Company, other than a plan, policy or other arrangement providing for payments due to severance of employment) in the event of a Termination of Employment (as defined below) during a Change of Control Period (as defined below) of the Company:

                  (a) Lump Sum Cash Payment. On or before the Executive's last day of employment with the Company or any successor corporation or affiliate of the successor corporation, the Company or any successor corporation or affiliate of the successor corporation will pay the Executive an amount equal to the Executive's unpaid Base Salary for the remainder of the year in which the Termination of Employment occurs and a pro rata Bonus through the date of Termination of Employment determined in accordance with Section 5.1. but based on the results of the year preceding the year in which the Termination of Employment occurs. Also, on or before the Executive's last day of employment with the Company or any successor corporation or affiliate of the successor corporation, the Company or any successor corporation or affiliate of the successor corporation will pay the Executive a lump sum cash payment equal to three (3) times the highest Annual Compensation (as defined below) for any of the three (3) calendar years immediately preceding the date of Termination of Employment.

                  (b) Accelerated Vesting and Supplemental Payments. All rights, awards and benefits of the Executive provided pursuant to this Agreement, the Plan, the TRG Incentive Plan or other incentive plan, Stock Units granted pursuant to this Agreement, any deferred compensation plans (including the Retirement Savings Opportunity Plan, Executive and Director Deferred Compensation Plan and any successor or replacements plans) and any incentive, bonus, stock option, equity incentive, restricted stock, insurance or split dollar insurance program, relocation equity program, or other benefit plans of the Company in which the Executive participates prior to the Change of Control shall immediately vest in full and the Executive shall receive the amount of these rights, awards and benefits in a cash lump sum payment or other form of compensation as provided in accordance with the applicable benefit, document or plan within thirty (30) days of the date of Termination of Employment. To the extent that any of the plans of the Company would not under applicable law permit accelerated vesting, the Executive will be paid supplementally or receive equivalent payments by the Company in the amount of additional benefits or payments that would be payable if full vesting had taken place under these plans as of the date of Termination of Employment. All supplemental payments are provided on an unfunded basis, are not intended to meet the qualification requirements of Section 401 of the Internal Revenue Code, and shall be payable solely from the general assets of the Company or any successor corporation or affiliate of the successor corporation.

                  (c) Insurance and Other Special Benefits. The Executive's participation in the life, accident and health insurance, employee welfare benefit plans (as defined in the Employee Retirement Income Security Act of 1974), any supplemental early retirement plan other than the SERP, split dollar insurance program, personal health services allowance, health or social club benefits, and any other fringe benefits (the "Benefits") provided to the Executive prior to the Change of Control shall be continued or equivalent benefits provided by the Company or any successor corporation or affiliate of the successor corporation (the "Responsible Company") at no cost to the Executive for a period of three (3) years from the date of the Executive's Termination of Employment. If for any reason the Responsible Company is unable to continue the Benefits as required by the preceding sentence, the Responsible Company shall pay to the Executive a lump

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                           sum cash payment equal to the value of the Benefits
                           which the Responsible Company is unable to provide.

                  (d) Relocation Assistance. Should the Executive move his residence in order to pursue professional or career opportunities within two (2) years after the date of the Executive's Termination of Employment, he will be reimbursed by the Responsible Company for any expenses incurred in that relocation, including taxes payable on the reimbursement, as well as any reduction in value from the original purchase price of the Executive's residence and complete reimbursement for improvements to the Executive's residence that occurred after the date of the Executive's purchase of the residence. Benefits under this paragraph will include assistance in and payment of all costs and commissions related to selling the Executive's home, the payment of all moving costs, as well as all other assistance and benefits which are provided by the Company under its relocation plan as in effect prior to the Change of Control.

                  (e) Stock Rights. All stock options, stock units, stock appreciation rights, stock purchase rights, restricted stock rights and any similar rights which the Executive holds shall become fully vested and be exercisable on the date of Termination of Employment.

                  (f) Outplacement Assistance. The Executive shall be reimbursed by the Responsible Company for the cost of all outplacement services obtained by the Executive within the two (2) year period after the date of Termination of Employment provided the total reimbursement shall be limited to an amount equal to fifteen percent (15%) of the Executive's Base Salary for the calendar year immediately preceding the date of Termination of Employment. Alternatively, the Executive, upon request, will receive, in lieu of the foregoing reimbursement, a cash payment equal to ten percent (10%) of the Executive's Base Salary for the calendar year immediately preceding the date of the Executive's Termination of Employment.

         6.2      DEFINITIONS.

                  (a) A "Change of Control" shall take place on the date of the earlier to occur of any of the following events:

                           (i) The acquisition by any person, other than the Company or any employee benefit plan of the Company, of beneficial ownership of 20% or more of the combined voting power of the Company's then outstanding voting securities;

                           (ii) The first purchase under a tender offer or exchange offer, other than an offer by the Company or any employee benefit plans of the Company, pursuant to which shares of common stock have been purchased;

                           (iii) During any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company cease for any reason to constitute at least a majority thereof, unless the election or the nomination for the election by stockholders of the Company of each new director was approved by a vote of at least

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

                                    two-thirds (2/3) of the directors then
                                    still in office who were directors at the beginning of the period; or

                           (iv) Approval by stockholders of the Company of a merger, consolidation, liquidation or dissolution of the Company, or the sale of all or substantially all of the assets of the Company, other than a merger transaction in which the Company is the surviving entity and the shareholders of the Company immediately prior to the merger will hold a majority of the Common Stock of the Company following the merger.

                  (b) "Annual Compensation" shall mean the sum of the Base Salary paid and earned, the Bonus paid or earned, even though paid in a subsequent year, to the Executive, vested and unvested, and all amounts and the cash value of any restricted stock credited or paid to the Executive, vested and unvested, under any incentive compensation or other benefit or compensation plans of the Company in which the Executive participates, during a calendar year (including The Ryland Group, Inc. Incentive Plan or the 2002 Equity Incentive Plan).

                  (c) A "Termination of Employment" shall take place in the event that (a) the Executive terminates his employment with the Company for Good Reason (as defined in Section 5.6) during a Change of Control Period but prior to the consummation of the transaction constituting a Change of Control, (b) the Executive terminates his employment with the Company, the successor corporation and all affiliates of the successor corporation coincident with or during the three (3) year period after the consummation of the transaction constituting a Change of Control for any reason other than as a consequence of death or disability, or (c) the Executive's employment is terminated during a Change of Control Period by the Company, the successor corporation or affiliate of the successor corporation for any reason other than as a consequence of death or disability.

                  (d) A "Change of Control Period" shall mean the period of time commencing with the date of a Change of Control or on which the Company becomes aware of or enters into any discussions or negotiations that could involve a Change of Control or a proposed transaction which could result in a Change of Control, and ending on the first to occur of: (a) three (3) years after the effective date of the Change of Control, or (b) the date on which the proposed Change of Control is no longer discussed or proposed and is determined not to occur or be consummated or effected.

         6.3      CERTAIN ADDITIONAL PAYMENTS.

                  (a)      Gross-Up Payment Amount.

                           Notwithstanding anything in this Agreement to the contrary, in the event it shall be determined that any payment or distribution by the Company to or for the benefit of the Executive, whether paid, payable, distributed or distributable pursuant to this Agreement or otherwise (a "Payment") would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986 (the "Code") (or any successor provision) or any interest or penalties with respect to such excise tax (such excise tax, together with any such interest and penalties, are collectively referred to in this Agreement as the "Excise Tax"), then the

                           Executive shall be entitled to receive an additional payment (a "Gross-Up Payment") in an amount such that after the payment by the Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including any Excise Tax, imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payment.

                  (b)      Determinations.

                           Subject to the provisions of Section 6.3(c), all determinations required to be made under this
                           Section 6.3, including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination, shall be made by a nationally recognized certified public accounting firm designated by the Executive (the "Accounting Firm"), which shall provide detailed supporting calculations both to the Company and the Executive within fifteen (15) business days of the receipt of notice from the Executive that there has been a Payment, or such earlier time as is requested by the Company. Any Gross-Up Payment, as determined pursuant to this Section 6.3, shall be paid by the Company to the Executive within five (5) days of the receipt of the Accounting Firm's determination. All fees and expenses of the Accounting Firm shall be borne solely by the Company. Any determination by the Accounting Firm shall be binding upon the Company and the Executive. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments that will not have been made by the Company should have been made ("Underpayment"), consistent with the calculations required to be made hereunder. In the event that the Company exhausts its remedies pursuant to
                           Section 6.3(c) and the Executive thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Underpayment that has occurred and any such Underpayment shall be promptly paid by the Company to or for the benefit of the Executive.

                  (c)      IRS Claims.

                           The Executive shall notify the Company in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Company of the Gross-Up Payment. Such notification shall be given as soon as practicable but no later than ten (10) business days after the Executive is informed in writing of such claim and shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid. The Executive shall not pay such claim prior to the expiration of the thirty (30) day period following the date on which the Executive gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies the Executive in writing prior to the expiration of such period that it desires to contest such claim, the Executive shall:

                           (i)      give the Company any information
                                    reasonably requested by the Company
                                    relating to such claim,

                           (ii)     take such action in connection with
                                    contesting such claim as the Company shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company,

                           (iii) cooperate with the Company in good faith in order effectively to contest such claim, and

                           (iv) permit the Company to participate in any proceedings relating to such claim; provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold the Executive harmless, on an after-tax basis, for any Excise Tax or income tax (including interest and penalties with respect thereto) imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions of this Section, the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forgo any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Executive agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided, however, that if the Company directs the Executive to pay such claim and sue for a refund, the Company shall advance the amount of such payment to the Executive, on an interest-free basis and shall indemnify and hold the Executive harmless, on an after-tax basis, from any Excise Tax or income tax (including interest or penalties with respect thereto) imposed with respect to such advance or with respect to any imputed income with respect to such advance; and further provided that any extension of the statute of limitations relating to payment of taxes for the taxable year of the Executive with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Executive shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

                  (d)      Refunds.

                           If, after the receipt by the Executive of an amount advanced by the Company pursuant to Section 6.3(c), the Executive becomes entitled to receive any refund with respect to such claim, the Executive shall (subject to the Company's complying with the requirements of such Section) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by the Executive of an amount advanced by the Company pursuant to Section 6.3(c), a determination is made that the Executive shall not be entitled to any refund with respect to such claim and the Company does not notify the Executive in writing of its intent to contest such denial of refund prior to the expiration of thirty (30) days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

7.       PROPRIETARY INFORMATION.

         7.1 DISCLOSURE OF INFORMATION. The Executive recognizes that he has access to and knowledge of certain confidential and proprietary information of the Company which is essential to the performance of his duties under this Agreement. The Executive will not, during or after the term of his employment by the Company, in whole or in part, disclose such information to any person, firm, corporation, association or other entity for any reason or purpose whatsoever, nor shall he make use of any such information for his own purposes.

         7.2 COVENANTS REGARDING OTHER EMPLOYEES. During the term of this Agreement and the Restrictive Period, the Executive agrees not to attempt to induce any employee of the Company to terminate his or her employment with the Company, accept employment with any competitor of the Company, or interfere in a similar manner with the business of the Company.

         7.3 SPECIFIC PERFORMANCE. The parties recognize that the Company will have no adequate remedy at law for breach of the requirements of this Section 7 and, in the event of such breach, the Company and the Executive agree that, in addition to the right to seek monetary damages, the Company will be entitled to a decree of specific performance, mandamus, or other appropriate remedy to enforce performance of these requirements.

8. INDEMNIFICATION. The Company covenants and agrees to indemnify and hold harmless the Executive fully, completely and absolutely against any and all actions, suits, proceedings, claims, demands, judgments, costs, expenses (including reasonable attorney's fees), losses and damages resulting from the Executive's good faith performance of his duties under this Agreement subject to the requirements and limitations imposed by the Company's Articles of Incorporation and By-Laws and applicable law.

9.       ASSIGNMENT.

         9.1 ASSIGNMENT BY COMPANY. This Agreement may be assigned or transferred to, and shall be binding upon and inure to the benefit of, any successor of the Company, and any successor or affiliate of a successor shall be deemed substituted for all purposes of the "Company" under the terms of this Agreement. As used in this Agreement, the term "successor" shall mean any person, firm, corporation or business entity or affiliate of the foregoing which at any time, whether by merger, purchase or otherwise acquires all or substantially all of the assets or the business of the Company. Notwithstanding such assignment, the Company shall remain jointly and severally liable for all obligations hereunder.

         9.2 ASSIGNMENT BY EXECUTIVE. The services to be provided by the Executive to the Company are personal to the Executive and the Executive's duties may not be assigned by the Executive. This Agreement shall, however, inure to the benefit of and be enforceable by the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Executive dies while any amounts payable to the Executive remain outstanding, all such amounts shall be paid to the Executive's designee, estate or beneficiaries.

10. DISPUTE RESOLUTION. Either the Executive or the Company may elect to have any good faith dispute or controversy arising under or in connection with this Agreement settled by arbitration by providing written notice of such election to the other party specifying the nature of the dispute to be arbitrated. If arbitration is selected, such proceeding shall be conducted before a panel of three (3) arbitrators sitting in a location agreed to by the Company and the Executive within fifty (50) miles from the location of the Executive's principal place of employment in accordance with the rules of the American Arbitration Association. Judgment may be entered on the award of or decision made by the arbitrators in any court having competent jurisdiction. To the extent that the Executive prevails in any litigation or arbitration seeking to enforce the provisions of this Agreement, the Executive is entitled to reimbursement by the Company of all expenses of such litigation or arbitration, including any legal fees and expenses and any costs and disbursements.

11.      MISCELLANEOUS.

         11.1 ENTIRE AGREEMENT. This Agreement supersedes any prior agreements or understandings, oral or written, between the Executive and the Company with respect to the subject matter hereof, including the Amended and Restated Employment Agreement dated as of April 21, 1999, and constitutes the entire agreement of the parties with respect thereto.

         11.2 MODIFICATION. This Agreement shall not be varied, altered, modified, cancelled, changed or in any way amended except by mutual agreement of the parties in a written instrument executed by the parties or their legal representatives.

         11.3 SEVERABILITY. In the event that any provision or portion of this Agreement shall be determined to be invalid or unenforceable for any reason, the remaining provisions of this Agreement shall be unaffected and shall remain in full force and effect.

         11.4 TAX WITHHOLDING. The Company may withhold all Federal, state, city or other taxes required pursuant to any law or governmental regulation or ruling.

         11.5 BENEFICIARIES. The Executive may designate one or more persons or entities as the primary and/or contingent beneficiaries of any amounts to be received under this Agreement. Such designation must be in a signed writing acceptable to the Board of Directors, the Company or designees of the Board or Company. The Executive may change such designation at any time.

         11.6 BOARD COMMITTEE. Any action taken or determination made by the Board of Directors under this Agreement may be taken or made by the Compensation Committee or any other Committee of the Board of Directors.

         11.7 GOVERNING LAW. To the extent not preempted by Federal law, the provisions of this Agreement shall be construed and enforced in accordance with the laws of the State of Maryland.

         11.8 NOTICE. Any notices, requests, demands or other communications required by or provided for in this Agreement shall be sufficient if in writing and sent by registered or certified mail to the Executive at the last address he has filed in writing with the Company or, in the case of the Company, at its principal office.

IN WITNESS WHEREOF, the Executive and the Company have executed this Agreement as of the date first above written.

THE RYLAND GROUP, INC.                                        EXECUTIVE:



By: /s/  Robert E. Mellor                                     /s/  R. Chad Dreier
   -----------------------------------------                  -----------------------------------
   Robert E. Mellor, Chairman                                 R. Chad Dreier
   Compensation Committee of the
   Board of Directors



By: /s/  Robert J. Cunnion III
    -------------------------------------------------
    Robert J. Cunnion III, Senior Vice President


Attest: /s/  Timothy J. Geckle
        ------------------------------------
        Timothy J. Geckle, Secretary

                                                                      Exhibit A

THE RYLAND GROUP, INC.
Dreier Supplemental Executive Retirement Plan
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===============================================================================





                            EFFECTIVE JULY 1, 2002

THE RYLAND GROUP, INC.
Dreier Supplemental Executive Retirement Plan

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===============================================================================



                              TABLE OF CONTENTS

                                                                                       PAGE
                                                                                       ----
ARTICLE 1           DEFINITIONS...........................................................1


ARTICLE 2           VESTING...............................................................3

      2.1           VESTING IN BENEFITS...................................................3

ARTICLE 3           BENEFITS..............................................................3

      3.1           ELIGIBILITY FOR BENEFITS..............................................3
      3.2           DEATH BENEFIT.........................................................4
      3.3           FORMS OF PAYMENT; ELECTIONS...........................................4
      3.4           WITHDRAWAL ELECTION...................................................4
      3.5           COMMITTEE DISCRETION..................................................5
      3.6           WITHHOLDING AND PAYROLL TAXES.........................................5

ARTICLE 4           TERMINATION, AMENDMENT OR MODIFICATION OF THE AGREEMENT...............5

      4.1           TERMINATION OR AMENDMENT..............................................5
      4.2           TERMINATION OF AGREEMENT..............................................5

ARTICLE 5           OTHER BENEFITS AND AGREEMENTS.........................................5

      5.1           COORDINATION WITH OTHER BENEFITS......................................5

ARTICLE 6           ADMINISTRATION OF THIS AGREEMENT......................................5

      6.1           COMMITTEE DUTIES......................................................5
      6.2           ADMINISTRATION UPON CHANGE IN CONTROL.................................6
      6.3           AGENTS................................................................6
      6.4           BINDING EFFECT OF DECISIONS...........................................6
      6.5           INDEMNITY OF COMMITTEE................................................7
      6.6           COMPANY INFORMATION...................................................7

ARTICLE 7           CLAIMS PROCEDURES.....................................................7

      7.1           PRESENTATION OF CLAIM.................................................7
      7.2           NOTIFICATION OF DECISION..............................................7
      7.3           REVIEW OF A DENIED CLAIM..............................................8
      7.4           DECISION ON REVIEW....................................................8
      7.5           LEGAL ACTION..........................................................9
      7.6           NAMED FIDUCIARY.......................................................9

ARTICLE 8           BENEFICIARY DESIGNATION...............................................9

THE RYLAND GROUP, INC.
Dreier Supplemental Executive Retirement Plan

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===============================================================================

      8.1           BENEFICIARY...........................................................9
      8.2           BENEFICIARY DESIGNATION; CHANGE; SPOUSAL CONSENT......................9
      8.3           ACKNOWLEDGEMENT.......................................................9
      8.4           NO BENEFICIARY DESIGNATION............................................9
      8.5           DOUBT AS TO BENEFICIARY...............................................9
      8.6           DISCHARGE OF OBLIGATIONS.............................................10

ARTICLE 9           TRUST................................................................10

      9.1           ESTABLISHMENT OF THE TRUST...........................................10
      9.2           INTERRELATIONSHIP OF THE AGREEMENT AND THE TRUST.....................10
      9.3           DEPOSITS TO THE TRUST................................................10

ARTICLE 10          MISCELLANEOUS........................................................10

     10.1           STATUS OF AGREEMENT..................................................10
     10.2           UNSECURED GENERAL CREDITOR...........................................11
     10.3           COMPANY'S LIABILITY..................................................11
     10.4           NONASSIGNABILITY.....................................................11
     10.5           FURNISHING INFORMATION...............................................11
     10.6           TERMS................................................................11
     10.7           CAPTIONS.............................................................11
     10.8           GOVERNING LAW........................................................11
     10.9           VALIDITY.............................................................11
     10.10          NOTICE...............................................................12
     10.11          SUCCESSORS...........................................................12
     10.12          SPOUSE'S INTEREST....................................................12
     10.13          INCOMPETENT..........................................................12
     10.14          COURT ORDER..........................................................12
     10.15          DISTRIBUTION IN THE EVENT OF TAXATION................................12
     10.16          LEGAL FEES TO ENFORCE RIGHTS AFTER CHANGE IN CONTROL.................13

THE RYLAND GROUP, INC.
Dreier Supplemental Executive Retirement Plan

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================================================================================


                            THE RYLAND GROUP, INC.
                DREIER SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

         THIS DREIER SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN (this "Agreement") is entered into as of July 1, 2002 between the Ryland Group, Inc. (the "Company") and R. Chad Dreier (the "Participant").

                                   RECITALS

A. The Participant is the Chief Executive Officer of the Company, and the Company desires to have the continued services and counsel of the Participant.

B. The purpose of this Agreement is to provide specified benefits to the Participant as more fully described below.


                                  AGREEMENT

NOW THEREFORE, it is mutually agreed as follows:

                                  ARTICLE 1
                                 DEFINITIONS

         For purposes hereof, unless otherwise clearly apparent from the context, the following phrases or terms shall have the following indicated meanings:

1.1 "Beneficiary" shall mean one or more persons, trusts, estates or other entities, designated, in accordance with Article 8, that are entitled to receive the Participant's benefits under this Agreement upon the Participant's death.

1.2 "Beneficiary Designation Form" shall mean the form established from time to time by the Committee that the Participant completes, signs and returns to the Committee to designate a Beneficiary.

1.3 "Change in Control" shall mean the first to occur of any of the following events:

         (a) The acquisition by any person, other than the Company or any employee benefit plan of the Company, of beneficial ownership of 20% or more of the combined voting power of the Company's then outstanding voting securities;

         (b) The first purchase under a tender offer or exchange offer, other than an offer by the Company or any employee benefit plans of the Company, pursuant to which shares of common stock have been purchased;

         (c) During any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company cease for any reason to constitute at least a majority thereof, unless the election or nomination for the election by

THE RYLAND GROUP, INC.
Dreier Supplemental Executive Retirement Plan

--------------------------------------------------------------------------------
================================================================================

                  stockholders of the Company of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period; or

         (d) Approval by stockholders of the Company of a merger, consolidation, liquidation or dissolution of the Company, or the sale of all or substantially all of the assets of the Company.

1.4      "Claimant" shall have the meaning set forth in Section 7.1.

1.5 "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

1.6      "Committee" shall mean the committee described in Article 7.

1.7      "Company" shall mean The Ryland Group, Inc., a Maryland corporation.


1.8 "Compensation Committee" shall mean the Compensation Committee of the Board of Directors of the Company.

1.9 "Death Benefit" shall mean the Participant's unpaid Vested SERP Benefit (i) payable in equal annual installments over the remaining number of years and in the same amounts as such benefit would have been paid to the Participant had the Participant survived, or (ii) the present value equivalent of such benefit stream payable in a lump sum, calculated using an 8% discount rate.

1.10 "Election Form" shall mean the form upon which the Participant elects the manner of distribution of his SERP Benefit and Death Benefit, and shall be made in such form as the Committee may require, including thereon a power of attorney from the Participant's community property spouse, if any, authorizing the Participant to act on behalf of such spouse in making the election and agreeing to be irrevocably bound by any such act with respect to any community property interest under this Agreement.

1.11 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

1.12 "Retirement" shall mean the voluntary or involuntary termination of the Participant's employment with the Company for any reason other than death.

1.13 "SERP Benefit" shall mean a benefit in the amount of (i) $2,400,000 per annum, payable in annual installments for a period of 15 years, or (ii) the present value equivalent of such benefit stream payable in a lump sum, calculated using an 8% discount rate.

1.14 "Termination of Employment Without Cause" shall mean an involuntary termination of the Participant's employment with the Company other than by reason of the Participant's (i) willful and continued failure to perform the material duties of his position after receiving notice of such failure and being given reasonable opportunity to cure such failure; (ii) willful misconduct which is demonstrably and materially injurious to the Company; or (iii) conviction of a felony. No act or failure to act on the part of the Participant shall be considered "willful" unless it is done or omitted to be done in bad faith or without reasonable belief that the action or omission was in the best interest of the Company.

THE RYLAND GROUP, INC.
Dreier Supplemental Executive Retirement Plan

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================================================================================

1.15 "Trust" shall mean the trust established pursuant to that certain Master Trust Agreement, dated as of _____________, 2002, between the Company and the trustee named therein, as amended from time to time.

1.16 "Vested SERP Benefit" shall mean the Participant's SERP Benefit multiplied by the applicable vesting percentage set forth in Article 2 of this Agreement.

                                  ARTICLE 2
                                   VESTING

2.1      VESTING IN BENEFITS.

         (a) GENERAL. The Participant shall vest in his SERP Benefit according to the following vesting schedule, provided that he is continuously employed with the Company from July 1, 2002, through the specified date of vesting:

                 ------------------------------------------------------------
                        DATE OF VESTING              VESTING PERCENTAGE
                 ------------------------------------------------------------
                       December 31, 2002                     0%
                 ------------------------------------------------------------
                       December 31, 2003                     20%
                 ------------------------------------------------------------
                       December 31, 2004                     40%
                 ------------------------------------------------------------
                       December 31, 2005                     60%
                 ------------------------------------------------------------
                       December 31, 2006                     80%
                 ------------------------------------------------------------
                       December 31, 2007                    100%
                 ------------------------------------------------------------

         (b)      SPECIAL. Notwithstanding anything to the contrary in this
                  Section 2.1, the Participant shall immediately become 100% vested (if he is not already vested in accordance with the above vesting schedule) in the SERP Benefit upon the occurrence of a Change in Control or if he experiences a Termination of Employment Without Cause.


                                  ARTICLE 3
                                   BENEFITS

3.1      ELIGIBILITY FOR BENEFITS.

         (a) SERP BENEFIT. Upon Retirement, the Participant shall be eligible to receive his Vested SERP Benefit.

         (b) COMMENCEMENT OF SERP BENEFIT. The payment of the Participant's Vested SERP Benefit shall commence within sixty (60) days of the later of (i) January 1, 2008, or (ii) the date of the Participant's Retirement.

3.2      DEATH BENEFIT.

THE RYLAND GROUP, INC.
Dreier Supplemental Executive Retirement Plan

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         (a)      DEATH BENEFIT. In the event of the Participant's death
                  before Retirement, or after Retirement but before the Participant's Vested SERP Benefit has been paid in full, the Participant's Beneficiary shall receive a Death Benefit.

         (b) COMMENCEMENT OF DEATH BENEFIT. The Death Benefit shall be paid to the Participant's Beneficiary no later than sixty
                  (60) days after the date on which the Committee is provided with proof that is satisfactory to the Committee of the Participant's death.

3.3 FORMS OF PAYMENT; ELECTIONS. The Participant shall elect on an Election Form to have his (i) SERP Benefit paid in a lump sum or in equal annual installments for fifteen (15) years, and (ii) Death Benefit paid in a lump sum or in equal annual installments over the remaining number of years and in the same amounts as such benefit would have been paid to the Participant had the Participant survived. The Participant may change his initial elections or any subsequent elections by submitting new Election Forms to the Committee, provided that any such Election Forms are submitted to and accepted by the Committee in its sole discretion at least one (1) year prior to the date on which the payment of the applicable benefit commences. The Election Forms most recently accepted by the Committee shall govern the payout of the Participant's SERP Benefit and Death Benefit. If the Participant does not make an election with respect to the form of payment of his SERP Benefit or if his initial election is not submitted in a taxable year prior to the taxable year in which the date of his Retirement falls, then such benefits shall be payable in fifteen (15) equal annual installments. Similarly, if the Participant does not make an election with respect to the form of payment of his Death Benefit, then such benefits shall be paid in a lump sum.

3.4 WITHDRAWAL ELECTION. On or after the date that payments commence under this Agreement, the Participant, or his Beneficiary, as the case may be, may elect to receive all or a percentage of the Participant's remaining unpaid Vested SERP Benefit payments or Death Benefit payments, in a lump sum, less a penalty as described below. The lump sum payment shall be equal to (i) the present value of the applicable percentage of the Participant's remaining unpaid Vested SERP Benefit payments or Death Benefit payments, calculated using an 8% discount rate, less (ii) a penalty equal to 10% of the amount computed under clause (i) (the net amount shall be referred to as the "Benefit Amount"). The Participant, or his Beneficiary, shall make this election by giving the Committee advance written notice of the election in a form determined from time to time by the Committee. The Participant, or his Beneficiary, shall be paid the Benefit Amount within sixty (60) days of the election date. In the event that a Participant elects to receive less than 100% of his remaining unpaid Vested SERP Benefit payments or Death Benefit payments as a distribution under this Section, any remaining annual installments payable pursuant to Article 3 shall be adjusted accordingly.

3.5 COMMITTEE DISCRETION. Upon the request of the Participant, the Committee, in its sole discretion and consistent with its established procedures and rules, may consider other forms of benefit payments, or the timing of benefit payments, as it deems necessary and prudent under the circumstances.

3.6 WITHHOLDING AND PAYROLL TAXES. The Company shall withhold from any and all benefits made under this Article 3, all federal, state and local income, employment and other taxes required to

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         be withheld by the Company in connection with the benefits hereunder, in amounts to be determined in the sole discretion of the Company.


                                  ARTICLE 4
           TERMINATION, AMENDMENT OR MODIFICATION OF THE AGREEMENT

4.1 TERMINATION OR AMENDMENT. This Agreement may be terminated or amended only by a written agreement executed by the Company and the Participant.

4.2      TERMINATION OF AGREEMENT. Unless otherwise modified pursuant to
         Section 4.1 above, this Agreement shall terminate upon the full payment of the Participant's Vested SERP Benefit or Death Benefit in accordance with Article 3.

                                  ARTICLE 5
                        OTHER BENEFITS AND AGREEMENTS

5.1 COORDINATION WITH OTHER BENEFITS. The benefits provided for the Participant under this Agreement are in addition to any other benefits available to such Participant under any other plan or program for employees of the Company. This Agreement shall supplement and shall not supersede, modify or amend any other such plan or program except as may otherwise be expressly provided.


                                  ARTICLE 6
                       ADMINISTRATION OF THE AGREEMENT

6.1 COMMITTEE DUTIES. This Agreement shall be administered by a Committee, which shall consist of the Compensation Committee, or such committee as the Compensation Committee shall appoint. The Committee shall have the discretion and authority to (i) make, amend, interpret and enforce all appropriate rules and regulations for the administration of this Agreement, (ii) make benefit entitlement determinations, and (iii) decide or resolve any and all questions including interpretations of this Agreement, as may arise in connection with the Agreement.

6.2 ADMINISTRATION UPON CHANGE IN CONTROL. For purposes of this Agreement, the Committee shall be the "Administrator" at all times prior to the occurrence of a Change in Control. Upon and after the occurrence of a Change in Control, the "Administrator" shall be an independent third party selected by the Compensation Committee of the Board of Directors of the Company, as such committee was constituted prior to the Change in Control. The Administrator shall have the discretionary power to determine all questions arising in connection with the administration of the Agreement and the interpretation of the Agreement and Trust including, but not limited to benefit entitlement determinations; provided, however, upon and after the occurrence of a Change in Control, the Administrator shall have no power to direct the investment of Trust assets or select any investment manager or custodial firm for the Trust. Upon and after the occurrence of a Change in Control, the Company must: (1) pay all reasonable administrative expenses and fees of the Administrator; (2) indemnify the Administrator against any costs, expenses and


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         liabilities including, without limitation, attorney's fees and expenses arising in connection with the performance of the Administrator hereunder, except with respect to matters resulting from the gross negligence or willful misconduct of the Administrator or its employees or agents; and (3) supply full and timely information to the Administrator on all matters relating to the Agreement, the Trust, the Participant and his Beneficiaries, the Participant's benefits under this Agreement, the date and circumstances of the Participant's termination of employment or death, and such other pertinent information as the Administrator may reasonably require. Upon and after a Change in Control, the Administrator may be terminated (and a replacement appointed) only with the approval of the Compensation Committee of the Board of Directors of the Company, as such committee was constituted prior to a Change in Control. Upon and after a Change in Control, the Administrator may not be terminated by the Company. If the Administrator resigns or is removed and no successor is appointed and approved by the Compensation Committee of the Board of Directors of the Company, as such committee was constituted prior to a Change in Control, the Participant may apply to a court of competent jurisdiction for appointment of a successor third-party administrator.

6.3 AGENTS. In the administration of this Agreement, the Committee may employ agents and delegate to them such administrative duties as it sees fit, (including acting through a duly appointed representative), and may from time to time consult with counsel who may be counsel to the Company.

6.4 BINDING EFFECT OF DECISIONS. The decision or action of the Committee with respect to any question arising out of or in connection with the administration, interpretation and application of the Agreement and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in the Agreement.

6.5 INDEMNITY OF COMMITTEE. The Company shall indemnify and hold harmless the members of the Committee against any and all claims, losses, damages, expenses or liabilities arising from any action or failure to act with respect to this Agreement, except in the case of willful misconduct by the Committee or any of its members.

6.6 COMPANY INFORMATION. To enable the Committee to perform its functions, the Company shall supply full and timely information to the Committee on all matters relating to the compensation of the Participant, the date and circumstances of the Participant's termination of employment or death, and such other pertinent information as the Committee may reasonably require.


                                  ARTICLE 7
                              CLAIMS PROCEDURES

7.1 PRESENTATION OF CLAIM. The Participant or his Beneficiary (such Participant or Beneficiary being referred to below as a "Claimant") may deliver to the Committee a written claim for a determination with respect to the amounts distributable to such Claimant pursuant to this Agreement. If such a claim relates to the contents of a notice received by the Claimant, the claim must be made within sixty (60) days after such notice was received by the Claimant. All other

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         claims must be made within 180 days of the date on which the event that caused the claim to arise occurred. The claim must state with particularity the determination desired by the Claimant.

7.2 NOTIFICATION OF DECISION. The Committee shall consider a Claimant's claim within a reasonable time, but no later than ninety (90) days after receiving the claim. If the Committee determines that special circumstances require an extension of time for processing the claim, written notice of the extension shall be furnished to the Claimant prior to the termination of the initial ninety (90) day period. In no event shall such extension exceed a period of ninety (90) days from the end of the initial period. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Committee expects to render the benefit determination. The Committee shall notify the Claimant in writing:

         (a) that the Claimant's requested determination has been made, and that the claim has been allowed in full; or

         (b) that the Committee has reached a conclusion contrary, in whole or in part, to the Claimant's requested determination, and such notice must set forth in a manner calculated to be understood by the Claimant:

                  (i) the specific reason(s) for the denial of the claim, or any part of it;

                  (ii) specific reference(s) to pertinent provisions of the Agreement upon which such denial was based;

                  (iii) a description of any additional material or information necessary for the Claimant to perfect the claim, and an explanation of why such material or information is necessary;

                  (iv) an explanation of the claim review procedure set forth in Section 7.3 below; and

                  (v) a statement of the Claimant's right to bring a civil action under ERISA Section 502(a) following an adverse benefit determination on review.

7.3 REVIEW OF A DENIED CLAIM. On or before sixty (60) days after receiving a notice from the Committee that a claim has been denied, in whole or in part, a Claimant (or the Claimant's duly authorized representative) may file with the Committee a written request for a review of the denial of the claim. The Claimant (or the Claimant's duly authorized representative):

         (a) may, upon request and free of charge, have reasonable access to, and copies of, all documents, records and other information relevant to the claim for benefits;

         (b)      may submit written comments or other documents; and/or

         (c) may request a hearing, which the Committee, in its sole discretion, may grant.

7.4 DECISION ON REVIEW. The Committee shall render its decision on review promptly, and no later than sixty (60) days after the Committee receives the Claimant's written request for a review of the denial of the claim. If the Committee determines that special circumstances require an extension of time for processing the claim, written notice of the extension shall be furnished to the Claimant prior to the termination of the initial sixty (60) day period. In no event shall such

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         extension exceed a period of sixty (60) days from the end of the initial period. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Committee expects to render the benefit determination. In rendering its decision, the Committee shall take into account all comments, documents, records and other information submitted by the Claimant relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination. The decision must be written in a manner calculated to be understood by the Claimant, and it must contain:

         (a)      specific reasons for the decision;

         (b) specific reference(s) to the pertinent Agreement provisions upon which the decision was based;

         (c) a statement that the Claimant is entitled to receive, upon request and free of charge, reasonable access to and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the Claimant's claim for benefits; and

         (d) a statement of the Claimant's right to bring a civil action under ERISA Section 502(a).

7.5 LEGAL ACTION. A Claimant's compliance with the foregoing provisions of this Article 7 is a mandatory prerequisite to a Claimant's right to commence any legal action with respect to any claim for benefits under this Agreement.

7.6 NAMED FIDUCIARY. The Committee shall be the named fiduciary, within the meaning of ERISA, with respect to this Agreement solely for purposes of this Article 7.


                                  ARTICLE 8
                           BENEFICIARY DESIGNATION

8.1 BENEFICIARY. The Participant shall have the right, at any time, to designate his Beneficiary(ies) (both primary as well as contingent) to receive any benefits payable under the Agreement to a beneficiary upon the Participant's death. The Beneficiary designated under this Agreement may be the same as or different from the Beneficiary designation under any other plan of the Company in which the Participant participates.

8.2 BENEFICIARY DESIGNATION; CHANGE; SPOUSAL CONSENT. The Participant shall designate his Beneficiary by completing and signing the Beneficiary Designation Form, and returning it to the Committee or its designated agent. The Participant shall have the right to change a Beneficiary by completing, signing and otherwise complying with the terms of the Beneficiary Designation Form and the Committee's rules and procedures, as in effect from time to time. If the Participant names someone other than his or her spouse as a Beneficiary and if the Committee requires that spousal consent be obtained with respect to the Participant, a spousal consent, in the form designated by the Committee, must be signed by the Participant's spouse and returned to the Committee. Upon the acceptance by the Committee of a new Beneficiary Designation Form, all Beneficiary designations previously filed shall be cancelled. The Committee shall be entitled to rely on the last Beneficiary Designation Form filed by the Participant and accepted by the Committee prior to his death.

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8.3      ACKNOWLEDGMENT. No designation or change in designation of a
         Beneficiary shall be effective until received, accepted and acknowledged in writing by the Committee or its designated agent.

8.4 NO BENEFICIARY DESIGNATION. If the Participant fails to designate a Beneficiary as provided in Sections 8.2 and 8.3 above or, if all designated Beneficiaries predecease the Participant or die prior to complete distribution of the Participant's benefits, then the Participant's spouse shall be the designated Beneficiary. If the Participant has no surviving spouse, the benefits remaining under the Agreement shall be payable to the executor or personal representative of the Participant's estate.

8.5 DOUBT AS TO BENEFICIARY. If the Committee has any doubt as to the proper Beneficiary to receive payments pursuant to this Agreement, the Committee shall have the right, exercisable in its discretion, to cause the Company to withhold such payments until this matter is resolved to the Committee's satisfaction.

8.6 DISCHARGE OF OBLIGATIONS. The payment of benefits under this Agreement to a Beneficiary shall fully and completely discharge the Company and the Committee from all further obligations under this Agreement with respect to the Participant, and this Agreement shall terminate upon such full payment of benefits.


                                  ARTICLE 9
                                    TRUST

9.1 ESTABLISHMENT OF THE TRUST. In order to provide assets from which to fulfill the obligations to the Participant and his beneficiaries under the Agreement, the Company shall establish a Trust by a trust agreement with a third party, the trustee, to which the Company may, in its discretion, contribute cash or other property, including securities issued by the Company, to provide for the benefit payments under the Agreement.

9.2 INTERRELATIONSHIP OF THE AGREEMENT AND THE TRUST. The provisions of this Agreement shall govern the rights of the Participant to receive distributions. The provisions of the Trust shall govern the rights of the Company, the Participant and the creditors of the Company to the assets transferred to the Trust. The Company shall at all times remain liable to carry out its obligations under the Agreement. The Company's obligations under the Agreement may be satisfied with Trust assets distributed pursuant to the terms of the Trust, and any such distribution shall reduce the Company's obligations under this Agreement.

9.3 DEPOSITS TO THE TRUST. The Company shall deposit into the Trust an amount of cash or, in its discretion, other assets, including if desirable securities issued by the Company, equal to $3.4 million per annum for the five (5) year period commencing July 1, 2002. Immediately before the closing of any transaction constituting a Change of Control, the Company shall deposit into the Trust such amount of cash and other assets, if any, sufficient in amount to cause the total value of the assets held in such Trust at that time to equal the present value of the SERP Benefit calculated using an 8% discount rate.

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                                  ARTICLE 10
                                MISCELLANEOUS

10.1 STATUS OF AGREEMENT. This Agreement is intended to be a plan that is not qualified within the meaning of Code Section 401(a) and that is "unfunded and is maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees" within the meaning of ERISA Sections 201(2), 301(a)(3) and 401(a)(1). This Agreement shall be administered and interpreted to the extent possible in a manner consistent with that intent.

10.2 UNSECURED GENERAL CREDITOR. The Participant and his Beneficiaries, successors and assigns shall have no legal or equitable rights, interests or claims in any property or assets of the Company. Any and all of the Company's assets shall be, and remain, the general, unpledged unrestricted assets of the Company.

10.3 COMPANY'S LIABILITY. The Company's liability for the payment of benefits shall be defined only by this Agreement, as entered into between the Company and the Participant.

10.4 NONASSIGNABILITY. Neither the Participant nor any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate or convey in advance of actual receipt, the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are, expressly declared to be, unassignable and non-transferable. No part of the amounts payable shall, prior to actual payment, be subject to seizure or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by the Participant or any other person, nor be transferable by operation of law in the event of the Participant's or any other person's bankruptcy or insolvency.

10.5 FURNISHING INFORMATION. The Participant or his Beneficiary will cooperate with the Committee by furnishing any and all information requested by the Committee and take such other actions as may be requested in order to facilitate the administration of this Agreement and the payments of benefits hereunder, including but not limited to taking such physical examinations as the Committee may deem necessary.

10.6 TERMS. Whenever any words are used herein in the masculine, they shall be construed as though they were in the feminine in all cases where they would so apply; and wherever any words are used herein in the singular or in the plural, they shall be construed as though they were used in the plural or the singular, as the case may be, in all cases where they would so apply.

10.7 CAPTIONS. The captions of the articles, sections and paragraphs of this Agreement are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

10.8 GOVERNING LAW. Subject to ERISA, the provisions of this Agreement shall be construed and interpreted according to the internal laws of the State of Maryland without regard to its conflict of laws principles.


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10.9     VALIDITY. In case any provision of this Agreement shall be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Agreement shall be construed and enforced as if such illegal and invalid provision had never been inserted herein.

10.10 NOTICE. Any notice or filing required or permitted to be given to the Committee under this Agreement shall be sufficient if in writing and hand-delivered, or sent by registered or certified mail, to the address below:

                           SERP Committee
                           The Ryland Group, Inc.
                           24025 Park Sorrento
                           Suite 400
                           Calabasas, California 91302


         Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

         Any notice or filing required or permitted to be given to the Participant under this Agreement shall be sufficient if in writing and hand-delivered, or sent by mail, to the last known address of the Participant.

10.11 SUCCESSORS. The provisions of this Agreement shall bind and inure to the benefit of the Company and its successors and assigns and the Participant and his Beneficiary.

10.12 SPOUSE'S INTEREST. The interest in the benefits hereunder of a spouse of the Participant who has predeceased the Participant shall automatically pass to the Participant and shall not be transferable by such spouse in any manner, including but not limited to such spouse's will, nor shall such interest pass under the laws of intestate succession.





10.13 INCOMPETENT. If the Committee determines in its discretion that a benefit under this Agreement is to be paid to a minor, a person declared incompetent or to a person incapable of handling the disposition of that person's property, the Committee may direct payment of such benefit to the guardian, legal representative or person having the care and custody of such minor, incompetent or incapable person. The Committee may require proof of minority, incompetency, incapacity or guardianship, as it may deem appropriate prior to distribution of the benefit. Any payment of a benefit shall be a payment for the account of the Participant and the Participant's Beneficiary, as the case may be, and shall be a complete discharge of any liability under the Agreement for such payment amount.

10.14 COURT ORDER. The Committee is authorized to make any payments directed by court order in any action in which the Committee has been named as a party.

10.15    DISTRIBUTION IN THE EVENT OF TAXATION.

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         (a)      IN GENERAL.  If, for any reason, all or any portion of the
                  Participant's benefit under this Agreement becomes taxable to the Participant prior to receipt, the Participant may petition the Committee for a distribution of that portion of his or her benefit that has become taxable. Upon the grant of such a petition, which grant shall not be unreasonably withheld, the Company shall distribute to the Participant immediately available funds in an amount equal to the taxable portion of his or her benefit (which amount shall not exceed the Participant's unpaid Vested SERP Benefit under the Agreement). If the petition is granted, the tax liability distribution shall be made within ninety (90) days of the date when the Participant's petition is granted. Such a distribution shall affect and reduce the benefits to be paid under this Agreement.

         (b) TRUST. If the Trust terminates in accordance with its terms and benefits are distributed from the Trust to the Participant or his Beneficiary in accordance therewith, the Participant's benefits under this Agreement shall be reduced to the extent of such distributions.

10.16 LEGAL FEES TO ENFORCE RIGHTS AFTER CHANGE IN CONTROL. The Company is aware that upon the occurrence of a Change in Control, the Board or the board of directors of the Company (which might then be composed of new members) or a shareholder of the Company or of any successor corporation or affiliate of a successor corporation might then cause or attempt to cause the Company or such successor to refuse to comply with its obligations under the Agreement and might cause or attempt to cause the Company to institute, or may institute, litigation seeking to deny the Participant the benefits intended under the Agreement. In these circumstances, the purpose of the Agreement could be frustrated. Accordingly, if, following a Change in Control, it should appear to the Participant that the Company or any successor corporation has failed to comply with any of its obligations under the Agreement or any agreement thereunder or, if the Company or any other person takes any action to declare the Agreement void or unenforceable or institutes any litigation or other legal action designed to deny, diminish or to recover from the Participant the benefits intended to be provided, then the Company irrevocably authorizes such Participant to retain counsel of his choice at the expense of the Company to represent such Participant in connection with the initiation or defense of any litigation or other legal action, whether by or against the Company or any director, officer, shareholder, other person or entity affiliated with the Company or any successor corporation or affiliate of a successor corporation thereto in any jurisdiction.

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IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date and year indicated below.

                             "Company"
                             The Ryland Group, Inc., a Maryland corporation

                             By:      /s/ Robert J. Cunnion, III
                                      --------------------------------
                                            Robert J. Cunnion, III
                                            Senior Vice President


                             Attest: /s/ Timothey J. Geckle
                                     ---------------------------------
                                         Timothy J. Geckle
                                         Secretary

                             Date:    August 26, 2002
                                      --------------------------------

                             "Participant"
                             R. Chad Dreier

                             /s/ R. Chad Dreier
                             -----------------------------------------

                             Date:          August 26, 2002
                                            --------------------------

                                     -13-